GlacierShares Nasdaq Iceland ETF (GLCR)

a series of Listed Funds Trust

Supplement dated March 21, 2025
to the Statement of Additional Information (“SAI”) dated March 13, 2025

Effective immediately, the second paragraph in the section beginning with “Procedures for Purchase of Creation Units” on page 21 of the SAI is hereby revised as follows:

All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern Time. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 9:30 a.m. Eastern Time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

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Please retain this supplement with your SAI